UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2008

CAPSTONE TURBINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices)

(818) 734-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On July 24, 2008, Capstone Turbine Corporation, a Delaware corporation (the “Company”), issued a press release addressing statements attributed to the Company’s President and Chief Executive Officer in an interview with a reporter for a Bloomberg news article.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	Press release of Capstone Turbine Corporation dated July 24, 2008 addressing a Bloomberg news article.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date:	July 25, 2008	By:	/s/ Edward Reich
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99	Press release of Capstone Turbine Corporation dated July 24, 2008 addressing a Bloomberg news article.